gage Trust, Inc. Blackstone Mortgage Trust, Inc. Q3 2026 Results OCTOBER 29, 2026

BXMT HIGHLIGHTS

- Q3 GAAP EPS of $(1.95), Distributable EPS[1] of $0.38, and Distributable EPS prior to realized gains & losses[1] of $0.42
- Robust loan repayments and portfolio turnover initiatives driving significant reduction in watchlist and office loans
- Well-positioned in a dynamic market with a stable, well-structured balance sheet and ample liquidity

Earnings

$0.42
distributable EPS prior to realized gains and losses[1]

$0.38
distributable EPS[1]

Portfolio

$2.3B
Q3 repayments and sales

56%
QoQ net reduction in watchlist loans[a]

Balance Sheet

$1.3B
quarter-end liquidity

89%
non-MTM debt[b]

Note: The information in this presentation is as of September 30, 2026, and all averages are weighted averages, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date indicated only and are based on BXMT's opinions of the current market environment, which are subject to change. Estimates, targets, forecasts, or similar predictions or returns are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts, or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. BXMT's manager is a subsidiary of Blackstone.

(1) See Appendix for definition and reconciliation to GAAP net (loss) income.

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Q3 RESULTS

Earnings	▪ Q3 GAAP net loss per share of $1.95, Distributable Earnings[1] per share of $0.38, and Distributable EPS prior to realized gains and losses[1] of $0.42; paid a dividend of $0.47 per share for the third quarter ▪ Book value per share of $17.06, including $3.64 per share of CECL reserves and $0.93 per share of accumulated depreciation and amortization ▪ BXMT's Board of Directors declared a common stock dividend of $0.30 per share for the fourth quarter, which is payable on January 15, 2027 to stockholders of record as of December 31, 2026
Portfolio	▪ Investment portfolio of $17.0B[c] ▪ Total Q3 investments of $0.5B;[d] primarily consisting of residential,[e] net lease, and industrial ▪ Sold nearly $1.0B of loans in Q3 and Q4 to date at $0.93 of carrying value;[f] includes $0.5B of office and $0.2B of multifamily loans previously on watchlist ▪ Inclusive of $251M of sales, collected $2.3B of total loan repayments in Q3 (88% pre-2023 vintage)
Credit	▪ Loan portfolio is 93%[a] performing; six new impaired loans and one resolution of a Bay Area, Mixed-Use Office loan transferred to owned real estate ▪ Watchlist loans decreased to $0.9B, down 56%[a] since Q2, and lowest since Q4 2019 ▪ CECL reserves of $606M, including $444M of asset-specific CECL reserves and $162M of general CECL reserves
Capitalization and Liquidity	▪ Stable, well-structured balance sheet with strong liquidity of $1.3B ▪ 89% non-MTM debt with no capital markets MTM provisions[b] ▪ Repurchased $36M of class A common stock in Q3 at a weighted average purchase price of $14.09 per share

(1) See Appendix for definition and reconciliation to GAAP net (loss) income.

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Blackstone |Blackstone Mortgage Trust, Inc. EARNINGS  Q3 Distributable Earnings prior to realized gains and losses(1) of $0.42 per share  Ended Q3 with $0.9B of watchlist loans, $0.9B of impaired loans, and $1.5B of owned real estate; in aggregate, down 17% QoQ(g) (1) See Appendix for definition and reconciliation to GAAP net (loss) income. 3 Distributable Earnings Per Share Prior to Realized Gains and Losses(1) Investment Portfolio Composition(h) $0.51 $0.49 $0.48 $0.42 12/31/2025 3/31/2026 6/30/2026 9/30/2026 GAAP EPS $0.24 $(0.04) $(0.48) Distributable EPS(1) $(2.07) $0.21 $0.31 $(1.95) $0.38 $20.0B $19.8B $19.7B $17.0B 12/31/2025 3/31/2026 6/30/2026 9/30/2026 Watchlist Loans Impaired Loans Owned Real Estate RR 1-3 Loans Other Investments

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO ACTIVITY 4  Q3 investment activity of $0.5B(d) includes $0.3B of loan originations, $0.1B of net lease properties (at share), $0.1B of investments in debt securities, and $50M of single-family homebuilder finance loans (at share)  Q3 loan repayments and sales of $2.3B, including $0.5B of multifamily; 88% pre-2023 originations Q3 Loan Repayments and Sales $2.3B Q3 loan repayments and sales 88% pre-2023 vintage Q3 Investment Activity(d) $0.5B Q3 investments +9% avg. levered spread over base rates(i)(j) Multifamily 44% Net Lease 20% Homebuilder Finance 16% Industrial 10% Data Center 10% Industrial 55%Multifamily 22% Retail 5% Hospitality 4% Other Property 14% (k)

Blackstone |Blackstone Mortgage Trust, Inc. US 65% UK 13% Other EU 12% AUS 7% Other 3% INVESTMENT PORTFOLIO OVERVIEW(c) Investment Portfolio by Type(l)  Investment portfolio of $17.0B with increasing capital allocation toward complementary real estate credit strategies  Diversified exposure with no sector greater than 25% of total 5 Loan Portfolio Investment Portfolio by Geography(l) Multifamily 22% Industrial 20% US Office 15% Non-US Office 5% Hospitality 9% Retail 4% Self-Storage 4% Life Sciences / Studio 1% Other Loans 2% Net Lease JV 4% Bank Loan JV 3% Homebuilder JV 1% Debt Securities 1% Owned Real Estate 9%

Blackstone |Blackstone Mortgage Trust, Inc. LOAN PORTFOLIO OVERVIEW(a) WA, 2% AU, 9% ES, 5% IE, 4% UK, 17% DEU, 2% TX, 5% NY, 11% NV, 1% MA, 2% IL, 3% GA, 2% FL, 7% CA, 6% VA, 3% AZ, 2% CO, 1% HI, 2% Geographic Footprint(m) CAN, 2% NL, 2%  114 loans secured by institutional-quality assets and diversified across sectors and markets Collateral Diversification(l)(n) WA, 4% FR, 2% 6 NC, 3% Multifamily 27% Industrial 24% US Office 18% Non-US Office 5% Hospitality 12% Retail 5% Self-Storage 4% Life Sciences / Studio 2% Other Property 3% Sunbelt 27% Northeast 15% West 7%Midwest 4% Northwest 4% UK 17% Other Europe 15% Australia 9% Canada 2%

Blackstone |Blackstone Mortgage Trust, Inc. 51% 24% 18% 7% Secured Debt Agreements Corporate Debt Securitized Debt Asset-Specific Debt CAPITALIZATION 7  Well-structured balance sheet with ample liquidity of $1.3B and debt-to-equity(o) ratio of 3.9x  89% non-MTM debt with no capital markets MTM provisions(b) Corporate Debt Maturities(p) ($ in billions) Diversified Financing Sources (outstanding balance) $0.3 $0.3 $0.5 $0.5 $0.4 $0.8 $0.7 2026 2027 2028 2029 2030 2031 2032+ Convertible Notes Senior Secured Notes Term Loan B 89% non-MTM(b)

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Loan Portfolio Held-for-Investment Details

($ in millions)

	Property Type	Location	Origination Date [q]	Total Commitment [r]	Principal Balance	Amortized Cost Basis [s]	Cash Coupon [t]	All-in Yield [t]	Maximum Maturity [u]	Loan per SQFT/Unit	Origination LTV [v]
1	Hospitality	Diversified, AU	6/24/2022	$917	$917	$914	+4.75%	+4.93%	6/21/2030	$417 / sqft	59%
2	Mixed-Use	Austin	6/28/2022	675	576	574	+4.60%	+5.08%	7/9/2029	$479 / sqft	53%
3	Mixed-Use	Diversified, Spain	3/22/2018	449	449	449	+2.00%	+2.00%	3/15/2036	n / a	71%
4	Self-Storage	Diversified, CAN	2/20/2025	439	439	439	+3.50%	+3.50%	2/9/2030	$151 / sqft	58%
5	Industrial	Diversified, US	10/28/2025	419	419	416	+2.65%	+3.01%	11/9/2030	$100 / sqft	78%
6	Mixed-Use	New York	12/9/2021	385	385	384	+2.76%	+3.00%	12/9/2026	$132 / sqft	50%
7	Office	Chicago	12/11/2018	356	346	344	+1.75%	+1.75%	12/9/2026	$293 / sqft	n/m
8	Office	Seattle	1/26/2022	338	314	313	+4.10%	+6.14%	2/9/2027	$640 / sqft	56%
9	Office	Dublin, IE	8/14/2019	310	301	306	+3.20%	+4.17%	1/29/2027	$190 / sqft	74%
10	Industrial	Diversified, UK	5/15/2025	300	300	300	+2.70%	+2.89%	5/15/2028	$142 / sqft	69%
11	Office	Washington, DC	9/29/2021	293	293	293	+2.81%	+3.05%	10/9/2026	$382 / sqft	66%
12	Industrial	Diversified, UK	8/15/2025	322	270	268	+2.63%	+3.10%	10/1/2030	$207 / sqft	70%
13	Office	New York	4/11/2018	243	243	243	+2.25%	+2.62%	3/7/2028	$307 / sqft	52%
14	Industrial	Diversified, EUR	6/5/2025	242	242	240	+2.70%	+2.97%	7/19/2030	$66 / sqft	70%
15	Office	Berlin, DEU	6/27/2019	251	228	228	+1.00%	+1.00%	6/6/2030	$472 / sqft	n/m
Loans 16-114				9,589	8,891	8,852					
CECL Reserve						(597)					
Total / Wtd. Avg.				**$15,528**	**$14,613**	**$13,966**	**+3.08%**	**+3.43%**	**3.0 yrs**		**64%**

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) September 30, 2026 December 31, 2025 Assets Cash and cash equivalents $511,504 $452,526 Loans receivable, held-for-investment 14,563,834 18,069,134 Current expected credit loss reserve (597,324) (284,440) Loans receivable, held-for-investment, net $13,966,510 $17,784,694 Loans receivable, held-for-sale 615,575 – Owned real estate, net 1,337,535 1,134,975 Investments in unconsolidated entities 370,748 217,488 Other assets 657,721 413,263 Total Assets $17,459,593 $20,002,946 Liabilities and Equity Secured debt, net $7,186,809 $10,117,292 Securitized debt obligations, net 2,636,870 2,139,719 Asset-specific debt, net 988,546 997,746 Term loans, net 1,875,754 1,808,000 Senior secured notes, net 1,191,731 784,876 Convertible notes, net 265,592 264,745 Other liabilities 474,612 386,178 Total Liabilities $14,619,914 $16,498,556 Commitments and contingencies Equity Class A common stock, $0.01 par value $1,660 $1,683 Additional paid-in capital 5,411,239 5,430,542 Accumulated other comprehensive income 21,671 12,113 Accumulated deficit (2,596,961) (1,945,428) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $2,837,609 $3,498,910 Non-controlling interests 2,070 5,480 Total Equity $2,839,679 $3,504,390 Total Liabilities and Equity $17,459,593 $20,002,946

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data) nice 2026 2025 2026 2025 Income from loans and other investments Interest and related income $280,614 $345,959 $895,919 $1,037,553 Less: Interest and related expenses 216,192 247,055 664,110 754,015 Income from loans and other investments, net $64,422 $98,904 $231,809 $283,538 Revenue from owned real estate 77,481 33,733 227,572 109,578 Total net revenue $141,903 $132,637 $459,381 $393,116 Expenses Management and incentive fees $14,481 $16,849 $43,935 $51,120 General and administrative expenses 13,034 12,747 41,933 38,937 Expenses from owned real estate 81,222 43,100 244,637 137,198 Total expenses $108,737 $72,696 $330,505 $227,255 (Increase) decrease in current expected credit loss reserve ($264,766) $987 ($454,224) ($94,111) Income from unconsolidated entities 5,489 3,924 15,442 1,035 Net loss on disposition of owned real estate – – (160) – Impairment of owned real estate (36,371) – (36,371) – Valuation adjustment on loans receivable, held-for-sale (63,909) – (63,909) – Other income, net 2 68 9 389 (Loss) income before income taxes ($326,389) $64,920 ($410,337) $73,174 Income tax provision 1,256 1,512 4,915 3,133 Net (loss) income ($327,645) $63,408 ($415,252) $70,041 Net loss (income) attributable to non-controlling interests $640 ($11) $728 ($32) Net (loss) income attributable to Blackstone Mortgage Trust, Inc. ($327,005) $63,397 ($414,524) $70,009 Per share information (basic and diluted) Net (loss) income per share of common stock, basic and diluted ($1.95) $0.37 ($2.46) $0.41 Weighted-average shares of common stock outstanding, basic and diluted 167,959 171,813 168,663 171,903 Three Months Ended September 30, Nine Months Ended September 30,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended September 30, 2026 Three Months Ended June 30, 2026 Net loss(w) ($327,005) ($81,222) Valuation adjustment on loans receivable, held-for-sale(x) 63,909 – Charge-offs of CECL reserves(y) (6,874) (28,620) Increase in CECL reserves 264,766 134,403 Depreciation and amortization of owned real estate(z) 23,199 21,104 Impairment of owned real estate(aa) 36,371 – Non-cash compensation expense 6,677 6,675 Realized hedging and foreign currency loss, net(bb) (2,900) (1,098) Allocable share of adjustments related to unconsolidated entities(cc) 7,013 508 Cash income from Agency Multifamily Lending Partnership, net(dd) 30 30 Adjustments attributable to non-controlling interests, net (30) (26) Other items (1,052) (18) Distributable Earnings $64,104 $51,736 Charge-offs of CECL reserves(y) $6,874 $28,620 Allocable share of adjustments related to unconsolidated entities(cc) 265 51 Distributable Earnings prior to realized gains and losses $71,243 $80,407 Weighted-average shares outstanding, basic(ee) 167,959 168,965 Distributable Earnings per share, basic $0.38 $0.31 Distributable Earnings prior to realized gains and losses per share, basic $0.42 $0.48 September 30, 2026 June 30, 2026 Stockholders’ equity $2,837,609 $3,261,540 Shares Class A common stock 165,989 168,544 Deferred stock units 380 370 Total outstanding 166,369 168,913 Book value per share $17.06 $19.31 Three Months Ended September 30, 2026 Three Months Ended June 30, 2026 Net loss(w) ($327,005) ($81,222) Weighted-average shares outstanding, basic and diluted 167,959 168,965 Per share amount, basic and diluted ($1.95) ($0.48) Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended March 31, 2026 Three Months Ended December 31, 2025 Net (loss) income(w) ($6,297) $39,560 Charge-offs of CECL reserves(y) (46,451) (433,924) Increase in CECL reserves 55,055 18,375 Depreciation and amortization of owned real estate(z) 21,717 21,380 Adjustment to realized loss on disposition of owned real estate(ff) (1,497) – Non-cash compensation expense 6,687 6,699 Realized hedging and foreign currency gain (loss), net(bb) 4 (25) Allocable share of adjustments related to unconsolidated entities(cc) 6,380 (8) Cash income from Agency Multifamily Lending Partnership, net(dd) 29 29 Adjustments attributable to non-controlling interests, net 191 (1) Other items (8) (39) Distributable Earnings $35,810 ($347,954) Charge-offs of CECL reserves(y) $46,451 $433,924 GAAP realized loss on disposition of owned real estate(gg) 160 – Adjustment to realized loss on disposition of owned real estate(ff) 1,497 – Adjustments attributable to non-controlling interests (249) – Distributable Earnings prior to realized gains and losses $83,669 $85,970 Weighted-average shares outstanding, basic(ee) 169,078 168,168 Distributable Earnings per share, basic $0.21 ($2.07) Distributable Earnings prior to realized gains and losses per share, basic $0.49 $0.51

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 14 Bank Loan Portfolio Joint Venture: A joint venture BXMT entered into with a Blackstone-advised investment vehicle in the second quarter of 2025 to acquire portfolios of performing commercial mortgage loans. BXMT’s equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current investment portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to realized gains and losses, which include but are not limited to charge-offs of CECL reserves, to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such realized gains or losses. BXMT may make similar adjustments with respect to other types of investments, if and when applicable transactions occur. During the period from the first quarter of 2024 to the fourth quarter of 2025, we reported this metric as Distributable Earnings prior to charge-offs of CECL reserves, as the only applicable realized gains or losses during such period were charge-offs of CECL reserves. BXMT utilizes Distributable Earnings prior to realized gains and losses as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to realized gains and losses is calculated net of the incentive fee expense that would have been recognized if such realized gains and losses had not occurred. Distributable Earnings and Distributable Earnings prior to realized gains and losses are non-GAAP measures. BXMT defines Distributable Earnings as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s Manager, subject to approval by a majority of BXMT’s independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between its Manager and BXMT, or BXMT’s Management Agreement, for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to realized gains and losses is calculated net of the incentive fee expense that would have been recognized if such realized gains and losses had not occurred. Homebuilder Finance Joint Venture: A joint venture BXMT entered into with an unaffiliated third-party, alongside a Blackstone-advised investment vehicle, in the second quarter of 2026 to acquire an initial portfolio of single-family construction loans and to continue to originate, acquire, and fund such loans in the future. BXMT’s 45% equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Net Lease Joint Venture: A joint venture BXMT entered into with a Blackstone-advised investment vehicle in the fourth quarter of 2024 to acquire triple net lease properties. BXMT’s 75% equity interest in the joint venture is included in investments in unconsolidated entities on BXMT’s balance sheet. Net Loan Exposure: Represents the principal balance of loans that are included in BXMT’s consolidated financial statements, net of (i) asset-specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) total loans receivable CECL reserve. Does not include owned real estate assets, investments in unconsolidated entities, or investments in debt securities.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 15 a. Based on Net Loan Exposure. Refer to Definitions. Excludes $0.6B of loans held-for-sale from portfolio as of September 30, 2026. b. Non-MTM debt consists of, as of September 30, 2026, $3.4B of corporate debt, $2.7B of securitized debt, and $6.6B of borrowings under non-mark-to-market master repurchase agreements, credit facilities, and asset-specific debt. The margin call provisions in BXMT's non-mark-to-market master repurchase agreements and credit facilities only permit valuation adjustments if the loan or collateral pledged or sold by BXMT becomes defaulted. c. BXMT’s investment portfolio reflects the gross amount of investments as of September 30, 2026, which consists of (i) BXMT's loan portfolio of $14.0B, which represents net book value of loans held-for-investment, which reflects total loans receivable CECL reserves, (ii) BXMT’s $0.7B share of the carrying value of investments held by BXMT's Net Lease Joint Venture, (iii) BXMT’s $0.6B share of the fair value of loans held by BXMT's Bank Loan Portfolio Joint Venture and Homebuilder Finance Joint Venture, (iv) the $1.5B aggregate carrying value of BXMT's owned real estate assets, and (v) BXMT’s $0.1B fair value of investments in debt securities. d. Includes $0.3B of loan originations, $0.1B to reflect BXMT’s 75% share of net lease properties acquired by its Net Lease Joint Venture, $0.1B of investments in debt securities, and $50M to reflect BXMT’s 45% share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture. e. Includes (i) multifamily loans, (ii) BXMT’s share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture, and (iii) BXMT’s investment in Homebuilder debt securities. f. Carrying value reflects principal balance, net of deferred fees, cost recovery proceeds, and other items and asset-specific CECL reserves prior to transfer to loans receivable, held-for-sale. g. Based on net book value of loans held-for-investment, which reflects total loans receivable CECL reserves, and carrying value of BXMT's owned real estate assets. h. Includes (i) BXMT's loan portfolio, which represents net book value of loans held-for-investment, which reflects total loans receivable CECL reserves, (ii) BXMT’s share of the carrying value of investments held by BXMT's Net Lease Joint Venture, (iii) BXMT’s share of the fair value of loans held by BXMT's Bank Loan Portfolio Joint Venture and Homebuilder Finance Joint Venture, (iv) the carrying value of BXMT's owned real estate assets, and (v) fair value of investments in debt securities. i. Excludes $0.1B to reflect BXMT’s 75% share of net lease properties acquired by its Net Lease Joint Venture and $50M to reflect BXMT’s 45% share of a portfolio of single-family construction loans acquired by its Homebuilder Finance Joint Venture. j. For illustrative purposes only. Actual results for each investment could differ materially from the results presented. Based on completed or expected asset-level financing, as applicable. Represents BXMT’s expectations of implied levered spreads over applicable base rate, based on all-in loan yield and all-in cost of maximum asset-level borrowings; excludes corporate-level debt as well as management fees and expenses. k. Includes office and other property loans. l. Assets in BXMT’s loan portfolio with multiple components are proportioned into the relevant collateral types and geographies based on their relative value. m. States and countries comprising less than 1% of total loan portfolio are excluded. n. Geographic diversification excludes one U.S. dollar-denominated loan (0.5% of portfolio) that is located in Bermuda and allocated to “Other International.” o. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, other secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. p. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. q. Date loan was originated or acquired by BXMT. r. Total commitment reflects outstanding principal balance as well as any related unfunded loan commitment. s. Amortized cost basis represents outstanding principal balance, net of purchase and sale discounts or premiums, exit fees, deferred origination expenses, and cost- recovery proceeds.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 16 t. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. u. Maximum maturity assumes all extension options are exercised; however, BXMT’s loans may be repaid prior to such date. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. v. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT, excluding any loans that are impaired. w. Represents net income (loss) attributable to Blackstone Mortgage Trust, Inc. x. Represents unrealized losses recognized on loans that were classified as held-for-sale to reduce them to their sales price, less costs to sell. y. Represents realized losses related to loan principal amounts deemed non-recoverable during the applicable period. z. Represents depreciation of owned real estate assets and amortization of intangible owned real estate assets and liabilities. aa. Represents a non-cash valuation adjustment recognized to reduce the carrying value of owned real estate assets to their estimated fair value. bb. Represents realized gain (loss) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net income (loss), but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. cc. Allocable share of adjustments related to unconsolidated entities for the three months ended September 30, 2026, reflects BXMT’s share of non-cash items such as (i) $2.1 million of unrealized losses recorded by such unconsolidated entities, (ii) $5.2 million of depreciation and amortization, and (iii) $(0.3) million of related adjustments for realized gains. For the three months ended June 30, 2026, reflects BXMT’s share of non-cash items such as (i) $(3.8) million of unrealized gains recorded by such unconsolidated entities, (ii) $4.3 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. For the three months ended March 31, 2026, reflects BXMT’s share of non-cash items such as (i) $3.2 million of unrealized losses recorded by such unconsolidated entities, (ii) $3.1 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. For the three months ended December 31, 2025, reflects BXMT’s share of non-cash items such as (i) $(2.0) million of unrealized gains recorded by such unconsolidated entities, (ii) $2.0 million of depreciation and amortization, and (iii) related adjustments for realized gains, if any. dd. Represents (i) the non-cash income recognized under GAAP related to BXMT’s Agency Multifamily Lending Partnership, in which BXMT receives a portion of origination, servicing, and other fees for loans BXMT refers to M&T Realty Capital Corporation for origination, offset by the related loss-sharing obligation accruals and (ii) the cash received related to such income previously recognized under GAAP. ee. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs. ff. Represents an adjustment to the realized loss on the sale of a property held at depreciated cost. Because depreciation and amortization is a non-cash expense that is excluded from Distributable Earnings, GAAP gains upon sale of a property are higher, and GAAP losses are lower, than the respective realized amounts reflected in Distributable Earnings. For Distributable Earnings, the amount is calculated as net sales proceeds less the property’s carrying value prior to depreciation and amortization. gg. Represents the amount included on BXMT’s consolidated statement of operations.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 17 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and their impact, and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.